PROSHARES TRUST
ProShares Bitcoin Strategy ETF (BITO)
(the “Fund”)
Supplement dated September 29, 2023
to the Fund’s Summary Prospectus and Statutory Prospectus
dated October 1, 2023, as supplemented or amended
Important Notice Regarding a Change in the Fund’s Investment Objective
Effective on or about December 4, 2023, the “Investment Objective” section of the Summary Prospectus and the Summary Section of the Statutory Prospectus and the “Investment Objectives, Principal Investment Strategies and Related Risks” section of the Statutory Prospectus for the Fund is deleted in its entirety and replaced with the following:
ProShares Bitcoin Strategy ETF (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of bitcoin. The Fund currently seeks to achieve this objective primarily through investments in bitcoin futures contracts. The Fund does not invest directly in bitcoin.
For more information, please contact the Fund at 1-866-776-5125.
Please retain this supplement for future reference.